SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                        July 3, 1997 (June 27, 1997)

                      NORFOLK SOUTHERN RAILWAY COMPANY
           (Exact name of Registrant as specified in its charter)

                               1-743; 1-3744;
         Virginia              1-4793; 1-546-2           53-600201 6
    (State of Incorporation)  (Commission File No.)     (IRS Employer
                                                        Identification No.)

                           Three Commercial Place
                        Norfolk, Virginia 23510-2191
                  (Address of principal executive offices)

                               (757) 629-2682
                      (Registrant's telephone number)

                                 No Change
       (Former name or former address, if changed since last report)



     ITEM 5.   OTHER EVENTS.

                    Effective June 27, 1997, Norfolk Southern
               Corporation ("NSC"), which owns all of Registrant's common stock, closed the $3,500,000,000 5-Year Credit Agreement, dated as of May 21, 1997, among NSC, the banks from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, and Merrill Lynch Capital Corporation, as Documentation Agent, a copy of which is filed as an exhibit hereto and is incorporated herein by reference.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

               (c)  Exhibits:

                    10.1 $3,500,000,000 5-Year Credit Agreement, dated
                         as of May 21, 1997, among NSC, the banks from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, and Merrill Lynch Capital Corporation, as Documentation Agent (incorporated by reference to Exhibit 10.1 to NSC's Current Report on Form 8-K dated July 3, 1997).


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: July 3, 1997

                                        NORFOLK SOUTHERN RAILWAY
                                          COMPANY (Registrant)

                                        By:/s/ DEZORA M. MARTIN
                                           Dezora M. Martin
                                           Assistant Corporate
                                             Secretary


                               EXHIBIT INDEX

          Exhibit
          Number          Description

          10.1            $3,500,000,000 5-Year Credit Agreement,
                          dated as of May 21, 1997, among NSC, the banks from time to time parties thereto, Morgan Guaranty Trust Company of New York, as Administrative Agent, and Merrill Lynch Capital Corporation, as Documentation Agent (incorporated by reference to Exhibit 10.1 to NSC's Current Report on Form 8-K dated July 3, 1997).